UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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PAVMED INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAVMED INC.
One Grand Central Place, Suite 4600
New York, New York 10165

NOTICE

OF

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 4, 2017

To the Stockholders of PAVmed Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of PAVmed Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company’s general counsel, Graubard Miller, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on October 4, 2017 at 10:00 a.m., local time, for the following purposes:

1.	to elect two members of the Company’s board of directors (the “Board”) as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified;

2.	to amend the Company’s 2014 Long-Term Incentive Equity Plan (the “2014 Plan”) to increase total number of shares available under the 2014 Plan by an additional 1,000,000 shares, from 1,951,081 shares to 2,951,081 shares;

3.	to ratify the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017; and

4.	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on August 18, 2017 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope, or submit a proxy electronically by Internet or telephone by following the instructions on the proxy card. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D., Chief Executive Officer and Chairman of the Board

August 30, 2017
New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on October 4, 2017: The Company’s Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 to the Annual Report on Form 10-K/A are available at http://www.cstproxy.com/pavmed/2017.

PAVMED INC.
One Grand Central Place, Suite 4600
New York, New York 10165

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 4, 2017

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on October 4, 2017, at 10:00 a.m., local time, and any adjournment or postponement thereof. The Annual Meeting will be held at the offices of the Company’s general counsel, Graubard Miller, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

The Company’s annual report for the fiscal year ended December 31, 2016, as amended (the “Annual Report”), which contains the Company’s audited financial statements, is enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed beginning on or around August 30, 2017 in connection with the solicitation of proxies by the Board.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There are three proposals being presented for stockholder vote at the Annual Meeting:

●	the election of two members of the Board as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

●

the amendment of the 2014 Plan to increase total number of shares available under the 2014 Plan by an additional 1,000,000 shares, from 1,951,081 shares to 2,951,081 shares (the “2014 Plan Proposal”); and

●	the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017 (the “Accountant Ratification Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the recommendations of the Board?

The Board recommends that you vote:

●	FOR the election of the director nominees named in this proxy statement;

●	FOR the amendment of the 2014 Plan; and

●	FOR the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered certified public accounting firm.

Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, August 18, 2017, are entitled to vote at the Annual Meeting. As of the record date, 13,331,211 shares of common stock were outstanding. Holders of the Company’s common stock have one vote for each share that they own on such date.

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How do I submit my vote?

Record holders can vote by the following methods:

●	By mail. You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

●	By Internet or Telephone. You may vote by proxy via the Internet or telephone. The proxy card enclosed with this proxy statement provides instructions for submitting a proxy electronically by Internet or telephone.

●	In person. You may attend the Annual Meeting and vote in person using the ballot provided to you at the meeting.

Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares in person at the Annual Meeting unless they obtain a legal proxy from the stockholder of record, present it to the inspector of election at the Annual Meeting and produce valid identification. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy.

What is the difference between a “record holder” and a “beneficial owner” of the Company’s common stock?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the record holder for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote in person.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

What does it mean to vote “by proxy”?

When you vote by proxy, you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of the director nominees named in this proxy statement, “FOR” the 2014 Plan Proposal and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

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What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” The Director Election Proposal and the 2014 Plan Proposal generally are considered non-routine proposals. Therefore, broker non-votes generally may occur with respect to these matters in connection with the Annual Meeting.

How do I revoke my proxy or voting instructions?

A record holder may revoke his, her or its proxy by (i) submitting a written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy. Stockholders may send written notice of revocation to the Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, a “broker non-vote” may occur with respect to shares held in street name, when the bank, broker or other nominee is not permitted to vote such stock on a particular matter as described above. The shares subject to a proxy which are not being voted on a particular matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

How many votes are required to approve each proposal?

Director Election Proposal. Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the election.

2014 Plan Proposal. Approval of the amendment of the 2014 Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Accountant Ratification Proposal. Ratification of the appointment of Citrin Cooperman & Company, LLP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

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DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Ronald M. Sparks and David S. Battleman, M.D., whose terms expire at this Annual Meeting, three directors in Class B, James L. Cox, M.D., Joshua R. Lamstein and David Weild IV, whose terms expire at the next succeeding annual meeting of stockholders and three directors in Class C, Lishan Aklog, M.D., Michael J. Glennon and Ira Scott Greenspan, whose terms expire at the second succeeding annual meeting of stockholders. Accordingly, at this Annual Meeting, the Company’s stockholders will elect two Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified.

Pursuant to the Note and Securities Purchase Agreement (the “NSPA”) dated June 30, 2017 between the Company and Scopia Holdings LLC (the “Lender”), for so long as the Lender holds at least 50% of the aggregate principal balance of all outstanding promissory notes issued pursuant to the NSPA, the Lender shall have the ability to nominate (and remove) one member of the Board. The Lender has designated David S. Battleman, M.D., as its nominee to serve as a director.

In accordance with the NSPA, the Board is nominating David S. Battleman, M.D., for election as Class A director. In addition, the Board is nominating the other current Class A director, Ronald M. Sparks, for election as a Class A director. Biographical information about the nominees can be found in “Directors and Executive Officers” below.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

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2014 PLAN PROPOSAL

The Board originally approved the 2014 Plan on November 10, 2014. The plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On June 28, 2017, the Compensation Committee of the Board approved an amendment to the 2014 Plan to increase total number of shares available under the 2014 Plan by an additional 1,000,000 shares, from 1,951,081 shares to 2,951,081 shares. At the Annual Meeting, stockholders will vote on a proposal to approve this amendment.

Reasons for the Amendment

The Company plans to make equity grants in connection with new hires and promotions and in connection with its annual employee reviews. The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.

The Company has granted, net of forfeitures, options to purchase 1,421,070 out of the 1,951,081 shares presently available under the 2014 Plan. The Board believes that increased capacity to make equity awards provided by the amendment is essential to the Company’s continued growth, and therefore in the best interest of its stockholders.

Summary of the 2014 Plan

The following is summary of the principal features of the 2014 Plan. The summary is qualified in its entirety by reference to the full text of the 2014 Plan, which is set forth in Annex A.

Purpose

The purpose of the 2014 Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The 2014 Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “outside directors,” as defined in the regulations issued under Section 162(m) of the Code, and “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Presently, the 2014 Plan is administered by the compensation committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

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Stock Subject to the 2014 Plan

Assuming the 2014 Plan Proposal is approved, there will be 2,951,081 shares of Company common stock for issuance under the 2014 Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2014 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the 2014 Plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility

The Company may grant awards under the 2014 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours. Based on the current number of employees and consultants of the Company and on the current size of the Board, the Company estimates that approximately 12 individuals are eligible for awards under the 2014 Plan.

Types of Awards

Options. The 2014 Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2014 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

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Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2014 Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the 2014 Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The 2014 Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

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Other Stock-Based Awards. Under the 2014 Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2014 Plan or any of the Company’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the 2014 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2014 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2014 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Award Limitation

No participant may be granted awards for more than 195,108 shares under the plan in any calendar year.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

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Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of Company common stock. The obligations of the Company under the 2014 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the board, the 2014 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the 2014 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

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●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

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Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and four most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The 2014 Plan has been designed such that stock options and stock appreciation rights awarded under the plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for such treatment is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the plan provides that the maximum number of shares for which awards may be made to any employee in any calendar year is 195,108.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the 2014 Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

New Plan Benefits

The benefits that will be awarded or paid in connection with the increase in available shares under the 2014 Plan are not currently determinable. Awards granted under the 2014 Plan are within the discretion of the committee and the committee has not determined any future awards or who might receive them. The closing sale price of the Company’s common stock was $3.90 per share on August 18, 2017.

Required Vote and Recommendation

Approval of the 2014 Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE 2014 PLAN PROPOSAL.

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ACCOUNTANT RATIFICATION PROPOSAL

The Board has appointed Citrin Cooperman & Company, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

Citrin Cooperman & Company, LLP has served as the Company’s independent registered public accounting firm since it was retained to perform the audit for the Company’s fiscal year ended December 31, 2014. While stockholder ratification of the Board’s decision to retain Citrin Cooperman & Company, LLP is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

Citrin Cooperman & Company, LLP has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of Citrin Cooperman & Company, LLP will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Independent Registered Public Accounting Firm’s Fees and Services

The following fees were paid to Citrin Cooperman & Company, LLP for services rendered in years ended December 31, 2016 and 2015:

	Year ended December 31,
	2016	2015
Audit Fees (1)	$$122,568	$$85,500
Audit-Related Fees (2)	29,760	20,750
Tax Fees(3)	12,145	—
All Other Fees	—	—
Total Fees	$$164,473	$$106,250

(1)	Audit fees consist of fees billed for professional services by Citrin Cooperman & Company, LLP for audit and quarterly review of the Company’s consolidated financial statements during the years ended December 31, 2016 and 2015 and in connection with review of the registration statement on Form S-1 for the Company’s initial public offering, and related services normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Audit Fees including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

(3)	Tax fees represent the aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning services.

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The aggregate fees included in the Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

All such accountant services and fees were pre-approved by the Company’s audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Pre-Approval Policies and Procedures

The audit committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render service is entered into pursuant to the audit committee’s pre-approval policies and procedures.

Required Vote and Recommendation

Ratification of the appointment of Citrin Cooperman & Company, LLP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CITRIN COOPERMAN & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the name, age and position of each of the Company’s executive officers, key employees and directors.

Name	Age	Position
Lishan Aklog, M.D.	51	Chairman and Chief Executive Officer
Michael J. Glennon	51	Vice Chairman and Director
Dennis M. McGrath	60	Executive Vice President and Chief Financial Officer
Brian J. deGuzman, M.D.	53	Chief Medical Officer
Ira Scott Greenspan	58	Senior Advisor and Director
James L. Cox, M.D.	74	Director
Joshua R. Lamstein	47	Director
Ronald M. Sparks	62	Director
David Weild IV	60	Director
David S. Battleman, M.D.	51	Director

Lishan Aklog, M.D. has been the Company’s Chairman and Chief Executive Officer since its inception. Dr. Aklog has also served as a member of the board of directors of HCFP, Inc., a financial advisory and investment firm, since its inception, and as a co-founding Partner of both Pavilion Holdings Group (“PHG”), a medical device holding company, since its inception in 2007 and Pavilion Medical Innovations (“PMI”), a venture-backed medical device incubator, since its inception in 2009. Dr. Aklog previously served as Chairman and Chief Technology Officer of Vortex Medical Inc., a PHG portfolio company, from its inception in 2008 until its acquisition in October 2012 by AngioDynamics Inc. (Nasdaq: ANGO) for $55 million. Dr. Aklog has been a consultant to AngioDynamics since 2012, Biomet Inc. since 2009. He previously served as a consultant to Edward Lifesciences Corp. (NYSE: EW), from 2007 to 2012, On-X Life Technologies Inc. from 2009 to 2012 and Atricure Inc. (Nasdaq: ATRC) from 2007 to 2016. Dr. Aklog also previously served on the Scientific Advisory Boards of numerous leading medical device companies, including Medtronic, St. Jude Medical, Guidant Cardiac Surgery (now, Maquet Cardiovascular) and Cardiovations (then, a division of Johnson & Johnson). Dr. Aklog is an inventor on 13 issued patents and over 30 patent applications, including the core patents of Vortex Medical’s AngioVac system. Prior to entering the medical device industry full-time in 2012, Dr. Aklog was, from 2006 to 2012, Associate Professor of Surgery, Chief of Cardiovascular Surgery and Chair of The Cardiovascular Center at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute in Phoenix, Arizona. From 2002 to 2006, Dr. Aklog was Assistant Professor of Cardiothoracic Surgery, Associate Chief of Cardiac Surgery and Director of Minimally Invasive Cardiac Surgery at Mount Sinai Medical Center in New York. From 1999 to 2002, Dr. Aklog was Assistant Professor of Surgery at Harvard Medical School, Director of the Cardiac Surgery Research Laboratory and an attending cardiac surgeon at Brigham and Women’s Hospital in Boston. Dr. Aklog received his clinical training in general and cardiothoracic surgery at Brigham and Women’s Hospital and Boston Children’s Hospital, during which he spent two years as the Medtronic Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory. He was then awarded the American Association of Thoracic Surgery Traveling Fellowship pursuant to which he received advanced training in heart valve surgery under renowned cardiac surgeons Sir Magdi Yacoub at Harefield Hospital in London and Professor Alain Carpentier at L’Hopital Broussais in Paris. Dr. Aklog is a co-author on 38 peer-reviewed articles and 10 book chapters. He has served on the Editorial Board of the Journal of Cardiothoracic Surgery since 2006. He is a member of numerous professional societies and has been elected to the American Association of Thoracic Surgery. He served on the Board of Directors of the International Society for Minimally Invasive Cardiothoracic Surgery from 2006 to 2009 and as President of the 21st Century Cardiothoracic Surgery Society in 2011. Dr. Aklog was recognized as one of America’s Top Doctors in the Castle Connolly Guide from 2002 to 2013. Dr. Aklog received his A.B., magna cum laude, in Physics from Harvard University, where he was elected to Phi Beta Kappa. Dr. Aklog received his M.D., cum laude, from Harvard Medical School. The Company believes Dr. Aklog is well-qualified to serve on the Board due to his extensive experience in founding and building successful medical device companies, his distinguished career as an academic cardiac surgeon, his recognition as a thought leader and innovator both as a surgeon and a medical device entrepreneur and his widespread relationships in the healthcare and medical device communities.

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Michael J. Glennon has served as the Company’s Vice Chairman and a Director since October 2014. Mr. Glennon has served as a co-founding Partner of both PHG and PMI since their respective inceptions in 2007 and 2009 and also serves as Chairman and Chief Executive Officer of PMI. Mr. Glennon has served as President, Chief Executive Officer and a director of Saphena Medical since February 2013 and Cruzar Medsystems since July 2013 and as a director of Kaleidoscope Medical since January 2013. Mr. Glennon was the President and Chief Executive Officer of Vortex Medical from its inception in 2008 until its acquisition in October 2012 by AngioDynamics. From 2005 to 2007, Mr. Glennon was Senior Vice President — Sales and Marketing for Accellent Inc., a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. From 2004 to 2005, Mr. Glennon was a Cardiac Rhythm Management District Manager at Medtronic. From 1996 to 2004, Mr. Glennon was a Sales Manager at Guidant including seven years at Guidant Cardiac Surgery (now, Maquet Cardiovascular). He was instrumental in the launch and rapid growth of VasoView, the first endoscopic vessel harvesting technology, which became the standard of care in coronary bypass surgery. From 1993 to 1995, Mr. Glennon worked for Origin Medsystems which was acquired by Eli Lilly and subsequently spun out as part of Guidant. Previously, Mr. Glennon was with Stryker Endoscopy and Storz Instrument Company. Mr. Glennon received his B.S. in Business Administration from the University of New Hampshire. The Company believes Mr. Glennon is well-qualified to serve on the Board due to his significant experience in the marketing and sale of a broad range of medical devices, his expertise in the development and manufacturing of medical devices, his experience launching, building and running successful medical device companies, and his extensive relationships in the medical device industry and the broader medical community.

Dennis M. McGrath has served as the Company’s Executive Vice President and Chief Financial Officer since March 2017. Previously, from 2000 to 2017 Mr. McGrath served in several senior level positions of PhotoMedex, Inc. (Nasdaq: PHMD), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc in December 2011, he also served as Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, and particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition to continuing as a director of PhotoMedex, he serves as the audit chair and a director of several medical device companies, including DarioHealth Corp. (Nasdaq: DRIO), Noninvasive Medical Technologies, Inc. and Cagent Vascular, LLC, and as an advisor to the board of an orphan drug company, Palvella Therapeutics, LLC. Formerly from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW). He also serves on the Board of Trustees for Manor College and the Board of Visitors for Taylor University.

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Brian J. deGuzman, M.D. has served as the Company’s Chief Medical Officer since October 2014 and served as a Director from October 2014 to January 2015. Dr. deGuzman has served as a co-founding Partner of PHG and PMI since their respective inceptions in 2007 and 2009. Dr. deGuzman has been President and Chief Executive Officer of Kaleidoscope Medical since its founding in February 2013 and has also served as a Senior Advisor to PMI portfolio companies Saphena Medical since February 2013 and Cruzar Medsystems since July 2013. Dr. deGuzman served as Chief Medical Officer of Vortex Medical from inception until its sale to AngioDynamics, for whom he continues to serve as a consultant. Dr. deGuzman has also been a consultant to Biomet and Atricure since 2007, and on the Revascularization Scientific Advisory Board of Maquet Cardiovascular (formerly Boston Scientific and Guidant Cardiac Surgery) since 2006. During his surgical career, Dr. deGuzman also served as a consultant to various medical device companies, including Edward Lifesciences. Prior to moving into the medical device industry full-time in 2012, Dr. deGuzman was Assistant Professor of Surgery, Associate Chief of Cardiovascular Surgery, and Surgical Director of the Atrial Fibrillation Clinic at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute from 2006 to 2012. From 2002 to 2006, Dr. deGuzman was Assistant Professor of Surgery at Tufts University School of Medicine and an attending cardiac surgeon at the Lahey Clinic Medical Center in Massachusetts. From 2001 to 2002, Dr. deGuzman was a Clinical Associate of Cardiac Surgery at the Cleveland Clinic. Dr. deGuzman received his general surgical training at the University of Connecticut/Hartford Hospital, was a Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory, and received his cardiothoracic surgical training at Brigham and Women’s Hospital and Boston Children’s Hospital. Dr. deGuzman was recognized as a Top Doctor in Cardiovascular Surgery by Boston Magazine. Dr. deGuzman received his B.S. in Biology from Boston College and his M.D. from Georgetown University School of Medicine.

Ira Scott Greenspan has been a Senior Advisor since the Company’s inception and a Director since January 2015. Mr. Greenspan serves as Chairman and CEO of HCFP, Inc., a financial advisory and investment firm since its inception. For more than 20 years, Mr. Greenspan has been a senior officer and/or director of HCFP and its predecessors and related entities, including having served from 1999 to 2009 as Co-Managing Partner of HCFP/Brenner Equity Partners, the indirect majority shareholder of HCFP/Brenner Securities LLC, a middle market investment bank originally founded by senior officers of Drexel Burnham Lambert. Prior to entering the financial services industry in 1992, Mr. Greenspan practiced corporate and securities law as a Partner of the New York predecessor of Blank Rome, a leading law firm. Mr. Greenspan started his legal career at the New York predecessor of Sidley Austin, also a leading law firm. During law school, Mr. Greenspan was chosen to participate in an internship program in the New York Regional Office (Division of Corporation Finance, Branch of Small Issues) of the Securities and Exchange Commission. Mr. Greenspan received his B.A., with distinction for outstanding academic performance, from Harpur College/Binghamton University, where he was elected to Phi Beta Kappa and Pi Sigma Alpha and was the recipient of a University Foundation Award recognizing him as one of the top students in his graduating class. He received his J.D. from New York University School of Law, where he was selected to be on the Editorial Board of the Annual Survey of American Law, an honorary law journal. The Company believes Mr. Greenspan is well-qualified to be on the Board due to his significant experience advising entrepreneurial growth companies as both a financial services executive and corporate and securities lawyer, his pioneering role in numerous innovative corporate finance products and strategies, his investment experience with early-stage companies and his extensive relationships in the financial community.

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James L. Cox, M.D. has served as a Director since January 2015. Dr. Cox is a cardiac surgeon, scientific investigator and medical device entrepreneur who pioneered the field of surgical intervention for cardiac arrhythmias, including the eponymous Cox-Maze procedure for the treatment of atrial fibrillation. Since January 2017, he has been the Surgical Director of the Center for Heart Rhythm Disorders at the Bluhm Cardiovascular Institute and the Visiting Professor of Surgery at the Feinberg School of Medicine at Northwestern University. From 1983 to 1997, Dr. Cox served as Professor of Surgery and Chief of the Division of Cardiothoracic Surgery at Washington University School of Medicine and Cardiothoracic Surgeon-in-Chief at Barnes Hospital in St. Louis. During this tenure, he became the first Evarts A. Graham Professor of Surgery and Vice-Chair of the Department of Surgery. From 2005 to December 2016, Dr. Cox was the Emeritus Evarts A. Graham Professor of Surgery at Washington University in St. Louis. Dr. Cox was also previously Professor and Chairman of the Department of Thoracic and Cardiovascular Surgery at Georgetown University Medical Center and Associate Professor of Surgery at Duke University Medical Center. Dr. Cox has had a distinguished and highly productive academic career. He has published 360 peer-reviewed scientific articles and has served on the editorial boards of numerous journals, including Circulation, the Journal of Thoracic and Cardiovascular Surgery, the Annals of Surgery, and the Journal of Electrophysiology. His laboratory has received continuous NIH funding for its research on the surgical treatment of cardiac arrhythmias. Dr. Cox has served in leadership positions at numerous professional organizations. He was the 81st President of the American Association of Thoracic Surgery and a director of the American Board of Thoracic Surgery. He has been invited to lecture and perform surgery as a visiting professor at dozens of institutions around the world. He has received numerous awards and honors for his clinical and scientific work, most notably as one of 30 “Pioneers in Thoracic and Cardiovascular Surgery” at a ceremony commemorating the 50th anniversary of the specialty. He is the only person to ever receive the Distinguished Scientist Awards from the Heart Rhythm Society, the Society of Thoracic Surgeons, and the American Society for Thoracic Surgery. Dr. Cox holds 15 issued patents. He has been instrumental in the founding of six medical device companies, including Epicor Medical, which was acquired by St. Jude Medical in 2004 for $200 million, and 3F Therapeutics, which was acquired in 2006 by ATS Medical for $40 million. At such time, he became Medical Director of ATS Medical, which was subsequently acquired by Medtronic in 2010 for $370 million. Dr. Cox has served on numerous scientific advisory boards, including Medtronic, St. Jude Medical, Atricure and CorMatrix. He is also the Founder and Chairman of the Board of Directors of the World Heart Foundation, a not-for-profit organization devoted to improving access to cardiac surgery, which is active in over 75 developing countries around the world. Dr. Cox received his general and cardiothoracic surgical training at Duke University School of Medicine, during which time he spent two years in the U.S. Army Medical Corps. Dr. Cox received his M.D. from the University of Tennessee, where he received the Alpha Omega Alpha Distinguished Graduate Award as the outstanding student in his class. The Company believes Dr. Cox is well-qualified to serve on the Board due to his distinguished career as a world-renowned cardiac surgeon and scientific investigator, his recognition as a thought leader and innovator both as a surgeon and medical device entrepreneur, his extensive experience in the medical device industry and his widespread relationships in all segments of the healthcare community.

Joshua R. Lamstein has served as a Director since January 2015. Mr. Lamstein has served as Vice Chairman and Chief Operating Officer of HCFP, Inc. since its inception. Mr. Lamstein has been a Partner of KEC Ventures, an early-stage venture capital firm, since July 2014. Mr. Lamstein has also been a General Partner of Isoseles Madefire Investors, LLC since July 2013 and BriefCam Investments L.P. since December 2012, each a special purpose vehicle created to invest in an early-stage technology company. Since June 2013, Mr. Lamstein has been a director of Penske Media Group, a global media company, as a designee of Quadrangle Group, a private equity firm. In August 2010, Mr. Lamstein co-founded Soli, a global mobile marketing company, and served as its Chief Operating Officer until its acquisition in November 2012 by Acision Nederland B.V., a leading SMS provider to the world’s largest telecommunication companies. Mr. Lamstein was a founding member of GF Capital Private Equity Fund in 2004 and served as a Director from 2004 to 2008 and a Managing Director from 2008 to September 2010. In 2004, Mr. Lamstein was also a Portfolio Consultant to a family investment office. From 2000 to 2003, Mr. Lamstein was a Partner of LMS Capital, a FTSE-listed investment trust focused on private equity and venture capital investments and established the trust’s U.S. operations. Since 1999, Mr. Lamstein has been a Senior Advisor to John Snow Incorporated, a leading public healthcare consulting firm, having also served as its interim CFO from 1999 to 2000. Mr. Lamstein previously worked in London for Apollo Advisors, a global private equity firm. Mr. Lamstein started his financial services career as an investment banker for Lehman Brothers in London and New York. Mr. Lamstein received his B.A., with honors, from Colgate University and his M.B.A. from the MIT Sloan School of Management. The Company believes Mr. Lamstein is well-qualified to be on the Board due to his broad experience in private equity, venture capital, and investing in and managing early ventures, his widespread relationships in the private equity and venture capital communities and his knowledge of public healthcare.

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Ronald M. Sparks has served as a Director since January 2015. Mr. Sparks has more than 37 years of executive experience in the medical device industry and has launched over 50 products across a wide spectrum of specialties, including orthopedics, endoscopy, wound management, cardiology, interventional radiology, diagnostic imaging, ophthalmology and otology. From 2007 to October 2013, he served as a Healthcare Industry Executive at Avista Capital Partners, a private equity firm. Mr. Sparks served as Chairman and Chief Executive Officer of Navilyst Medical Inc., which was formed by Avista Capital to acquire the fluid management and venous access business units of Boston Scientific, from its inception in 2008 until its acquisition in May 2012 by AngioDynamics for $372.0 million. From 2003 to 2007, he served as President, Chief Executive Officer and a director of Accellent, a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. During his tenure at Accellent, he was recognized as the Credit Suisse/DLJ Merchant Bank 2005 CEO of The Year. From 1986 to 2003, he served in various leadership roles at Smith & Nephew as a member of the Group Executive Committee, President of the Endoscopy Division, President of the Wound Management Division and Vice President of Finance. Earlier in his career, he served in various finance roles at Richards Medical, Dyonics and Union Carbide Imaging. Mr. Sparks is a fellow of the American Sports Medicine Institute, a Trustee of the Arthroscopy Association of North America Education Foundation and Honorary Lifetime Member of the International Society of Arthroscopy, Knee Surgery and Orthopedic Sports Medicine. He has previously served on numerous boards and industry councils, including AdvaMed, the National Subacute Care Association, the American College of Foot and Ankle Surgeons, the American Council of Orthopedic Surgeons and the Society of Interventional Radiology. Mr. Sparks received his B.S. in Finance and Accounting from the University of Massachusetts and attended the INSEAD Advanced Management Program at the European Institute of Business Administration in Fontainebleau, France. The Company believes Mr. Sparks is well-qualified to serve on the Board due to his executive leadership roles at numerous medical device companies, his history of success in launching over 50 new medical device products in 16 years, his extensive experience in acquiring and integrating 14 medical device companies over 15 years, his execution of public financings, and his strong relationships in the medical community and with private equity and investment banking firms active in the medical device space.

David Weild IV has served as a Director since February 2015. He is the founding Chairman and Chief Executive Officer of Weild & Co., Inc., an innovative investment bank serving the growth economy that was established in late 2013, and as Manager of its broker-dealer since 2003, which is now a wholly-owned subsidiary of Weild & Co. Mr. Weild also served as Senior Advisor — Capital Markets to Grant Thornton LLP, a leading public accounting firm, from 2008 to 2013. Previously, Mr. Weild served as Vice Chairman, Executive Vice President and Head of Listed Companies, and a member of the Executive Committee of The Nasdaq Stock Market from 2000 to 2003. Prior to joining Nasdaq, from 1987 to 2000, Mr. Weild held positions of increasing responsibility at Prudential Securities Inc., including Vice President and Equity Syndicate Manager, Managing Director and Head of the Global Equity Transactions Group, Managing Director and Head of Corporate Finance and President of PrudentialFinancial.com, including PrudentialSecurities.com. Mr. Weild is a recognized expert on capital formation and capital markets structure and has co-authored a number of definitive white papers, studies and articles which have been cited by legislators, regulators, academics, the IPO Task Force, the Equity Capital Formation Task Force and the White House Jobs Council and which are widely regarded as having served as catalysts for reforms and new legislation, including the JOBS Act. Mr. Weild has spoken at the G-20 and testified before Congress and the SEC. Mr. Weild has also presented to the Organization of Economic Cooperation and Development (OECD) about the role of stock market reforms in driving economic growth. Mr. Weild received his B.A. from Wesleyan University and his M.B.A. from New York University Stern School of Business and also studied at the Sorbonne and on exchange at the Ecoles des Hautes Etudes Commerciales (HEC Paris) and the Stockholm School of Economics. The Company believes Mr. Weild is well-qualified to serve on the Board due to his extensive experience in corporate finance, including more than 1,000 equity offerings during his career, his deep knowledge and recognized leadership in capital formation and capital markets structure and his widespread relationships in the financial community.

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David S. Battleman, M.D. has served as a Director since August 2017, having been designated by the Lender pursuant to the NSPA, as described above. Dr. Battleman is a seasoned healthcare executive with over 15 years of experience, spanning academia, industry and management consulting. Prior to establishing his own consulting firm, TrueNorth Lifesciences, in August 2012, Dr. Battleman served as a senior principal in the pharmaceutical/medical device consulting practice within IMS Health (currently QuintileIMS, NYSE: Q), a Fortune 500 company providing data and consulting services to the pharmaceutical and medical industries. Prior to joining IMS, Dr. Battleman served as a management consultant in the healthcare practice of Bain & Company, a leading strategy and management consulting firm. Within industry, Dr. Battleman served for several years as a director for Pfizer Pharmaceuticals (NYSE: PFE) where he was responsible for developing value-based product strategy across Pfizer’s cardiovascular portfolio, ranging from early-stage to marketed products. And within academia, Dr. Battleman was an assistant professor of public health and internal medicine at Cornell University’s Weill Cornell Medical College. There, Dr. Battleman’s research focused primarily on the areas of health economics and technology assessment and he has published both original research and expert reviews in these areas. Dr. Battleman holds an M.D. from Weill Cornell Medical College, an M.B.A. from the University of Pennsylvania’s Wharton School of Business, and an M.Sc. in clinical epidemiology & quantitative methods from the Harvard School of Public Health. Dr. Battleman also holds his Series 63 & 82 licenses and is a FINRA registered representative with Pickwick Capital Partners.

Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Leadership Structure

The Board is divided into three classes, Class A, Class B and Class C. Currently, there two directors in Class A, Ronald M. Sparks and David S. Battleman, whose terms expire at this Annual Meeting, three directors in Class B, James L. Cox, M.D., Joshua R. Lamstein and David Weild IV, whose terms expire at the next succeeding annual meeting of stockholders and three directors in Class C, Lishan Aklog, M.D., Michael J. Glennon and Ira Scott Greenspan, whose terms expire at the second succeeding annual meeting of stockholders.

Dr. Aklog serves as Chairman and Chief Executive Officer. The Company does not believe that its size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions. Furthermore, the Company believes that combining the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. Dr. Aklog is one of the Company’s founders and has been its Chairman and Chief Executive Officer since its inception, holds a medical degree and has substantial experience in the Company’s industry. The Company believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of the Company’s strategic plan. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

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Conflicts of Interest

In order to minimize potential conflicts of interest which may arise from the corporate affiliations described below, each of Dr. Aklog, Mr. Glennon and Dr. deGuzman has contractually agreed, pursuant to a written agreement with the Company, until such time as he ceases to be an officer, to present to the Company for its consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to the Company, subject to the pre-existing fiduciary obligations set forth below.

As an affiliate of Saphena Medical, Kaleidoscope Medical and Cruzar Medsystems, Mr. Glennon may have a fiduciary responsibility to present certain business opportunities to such entities within their specific lines of business. Saphena Medical’s line of business is endoscopic vessel harvesting, Kaleidoscope Medical’s is inferior vena caval filters and Cruzar Medsystems’ is peripheral vascular intervention for chronic total occlusions. Accordingly, it is possible Mr. Glennon may present opportunities to such entities prior to presenting them to the Company.

As an affiliate of Kaleidoscope Medical, Dr. deGuzman may have a fiduciary responsibility to present certain business opportunities to this entity within its line of business, namely inferior vena caval filters. Accordingly, it is possible he may present opportunities to Kaleidoscope Medical prior to presenting them to the Company.

Although Drs. Aklog, deGuzman and Mr. Glennon are affiliates of PHG and PMI, there is no potential conflict with them presenting corporate opportunities to these entities over the Company. PHG is a holding company which holds their stakes in existing entities but does not invest in new companies. Its operating agreement explicitly states that they do not have an obligation to present corporate opportunities to PHG. Similarly, PMI is currently an intellectual property holding company without any ongoing business. Accordingly, they have no fiduciary or contractual obligations to present corporate opportunities or assign intellectual property to either entity.

Controlled Company Status

A “controlled company” for the purposes of the Nasdaq listing requirements is a corporation of which more than 50% of the voting power is held by an individual, a group or another company. The Company is a controlled company because Dr. Aklog beneficially owns more than 50% of the Company’s outstanding common stock. As such, the Company is permitted to, and has for the time being, opted out of the Nasdaq listing requirements that would otherwise require the Board to be comprised of a majority of independent directors. Though, as a controlled company, the Company is permitted to, it has not elected to opt out of the requirement that Board nominations be selected, or recommended for the Board’s selection, either by a nominating committee comprised entirely of independent directors or by a majority of independent directors, or the requirement that we maintain a compensation committee comprised entirely of independent directors.

Independence of Directors

The Company’s common stock is listed on the Capital Market of The NASDAQ Stock Market (“Nasdaq”) and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Drs. Cox and Battleman and Messrs. Weild and Sparks is an independent director. The Company determined in August 2017 that Mr. Lamstein was no longer an independent director.

Board Role in Risk Oversight

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

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Board Meetings and Committees

During the fiscal year ended December 31, 2016, the Board met four times and acted by written consent one time. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of shareholders.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://ir.pavm.com/corporate-governance.

Audit Committee

The audit committee consists of Messrs. Weild and Sparks and Dr. Battleman, each of whom is “independent” as defined in Rule 10A-3 of the Exchange Act and the Nasdaq listing standards. Dr. Battleman replaced Mr. Lamstein on the audit committee in August 2017, upon the determination that Mr. Lamstein was no longer an independent director. During the fiscal year ended December 31, 2016, the audit committee met four times and acted by written consent one time. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in the Company’s Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

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Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The definition of “financially literate” generally means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The Company has determined that Mr. Sparks qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for year ended December 31, 2016 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and the audit committee discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission. The Board evaluated the performance of Citrin Cooperman & Company, LLP and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2016.

Submitted by the Audit Committee: David Weild IV David S. Battleman Ronald M. Sparks

Compensation Committee

The compensation committee consists of Drs. Cox and Battleman and Mr. Weild, each of whom is an independent director. Dr. Battleman replaced Mr. Lamstein on the compensation committee in August 2017, upon the determination that Mr. Lamstein was no longer an independent director. During the fiscal year ended December 31, 2016, the compensation committee met one time. The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer’s based on such evaluation;

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●	reviewing and approving the compensation of all of the other executive officers (including through the Company’s management services agreements);

●	reviewing the Company’s executive compensation policies and plans;

●	implementing and administering the Company’s incentive compensation equity-based remuneration plans;

●	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

●	if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. The compensation committee will consider the recommendations of the Chief Executive Officer when determining compensation for the other executive officers. Executive officers do not determine any element or component of their own pay package or total compensation amount. The Chief Executive Officer has no role in determining and is not present for any discussions regarding his own compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

The compensation committee retains sole authority to engage compensation consultants, including determining the nature and scope of services and approving the amount of compensation for those services, and legal counsel or other advisors. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee.

Nominating Committee

The nominating committee consists of Drs. Cox and Battleman and Mr. Sparks, each of whom is an independent director under the Nasdaq listing standards. Dr. Battleman replaced Mr. Lamstein on the nominating committee in August 2017, upon the determination that Mr. Lamstein was no longer an independent director. During the fiscal year ended December 31, 2016, the nominating committee did not meet. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating committee will consider persons identified by its members, management, stockholders and others.

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The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. Though the Board does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

The nominating committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Pursuant to the NSPA dated June 30, 2017 between the Company and the Lender, for so long as the Lender holds at least 50% of the aggregate principal balance of all outstanding promissory notes issued pursuant to the NSPA, the Lender shall have the ability to nominate (and remove) one member of the Board. The Lender has designated David S. Battleman, M.D., as its nominee to serve as a director. Pursuant to an arrangement with the Lender, Dr Battleman will receive from the Lender a stipend of $50,000 per year and a bonus of $50,000 upon repayment in full of the notes.

Code of Ethics

In April 2015, the Company adopted a code of ethics that applies to all of its respective executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. This code of ethics is posted on the Company’s corporate website at www.pavmed.com. In addition, the Company intends to post on its website disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Company’s code of ethics.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

Director Compensation

Directors who are also executive officers receive no additional compensation for serving as Directors. Each of the Company’s non-executive Directors receives annual director fees of $40,000 and each non-employee director receives the following additional annual retainer fees for Board committee service:

	Chair	Other Member
Audit Committee	$20,000	$10,000
Compensation Committee	$15,000	$7,500
Nominating Committee	$10,000	$5,000

Additionally, upon their election or re-election, as the case may be, the Company will grant the non-executive Directors an option having approximately $100,000 of value, as determined by the Board. The initial option grant to each non-executive director pursuant to this provision was made upon the closing of the Company’s initial public offering on April 28, 2016 and represents the right to purchase an aggregate of 97,554 shares exercisable at $5.00 per share. The options vest 3/36 on the third month after the grant date and 1/36 on each successive month thereafter for the following 33 months. The Company also reimburses Directors for costs incurred in attending board and committee meetings.

The following table sets forth compensation earned by each non-employee director who are not named executive officers and served during the year ended December 31, 2016.

Name	Fees Earned(1)	Option Awards(2)	All Other Compensation		Totals
Ira Scott Greenspan	$26,667	128,723	$415,000	(3)	$570,390
Joshua R. Lamstein	46,667	128,723	—		175,390
Ronald M. Sparks	40,000	128,723	—		168,723
James L. Cox, M.D.	35,000	128,723	—		163,723
David Weild IV	45,000	128,723	—		173,723

(1)	Represents annual director fees payable following the Company’s April 28, 2016 IPO. Fees earned during the quarter ended June 30, 2016 were prorated from April 28, 2016 through June 30, 2016 and fees earned by each non-executive director during the period July 1, 2016 through December 31, 2016 represent one half of the respective annual board and committee retainers for each director.

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(2)	Represents the full grant date fair value of the option grant, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the board member. The assumptions made in valuing the option awards reported in this column are discussed in the Company’s audited financial statements in the Annual Report, including in Note 2, Summary of Significant Accounting Policies – Stock Based Compensation, and Note 11, Stock Based Compensation.

(3)	The Company has a three-year management services agreement with HCP/Advisors LLC, which is an affiliate of Mr. Greenspan. The management services agreement was effective as of November 1, 2015 and provides for an initial monthly fee of $35,000 and thereafter a monthly fee of $25,000. This amount represents twelve months of fees ($300,000) paid under the management services agreement during 2016. Additionally, the Company incurred $100,000 in fees and expenses to HCFP/Strategy Advisors LLC for consulting services and $15,000 to Swartwood Hesse, Inc. for consulting services in 2016. Both HCFP/Strategy Advisors LLC and Swartwood Hesse, Inc. are affiliates of Mr. Greenspan.

The following table presents information regarding the outstanding stock options held by the Company’s non-executive directors at December 31, 2016.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Ira Scott Greenspan	21,679	75,875	$5.00	April 27, 2026
Joshua R. Lamstein	21,679	75,875	$5.00	April 27, 2026
Ronald M. Sparks	21,679	75,875	$5.00	April 27, 2026
James L. Cox, M.D.	21,679	75,875	$5.00	April 27, 2026
David Weild IV	21,679	75,875	$5.00	April 27, 2026

On August 3, 2017, in connection with Dr. Battleman’s appointment to the Board, the Company granted him a stock option to purchase up to 40,000 shares of common stock, at an exercise price of $2.98 per share. The option vests in 12 equal quarterly installments on the last day of each fiscal quarter, commencing on September 30, 2017.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth all compensation of the Company’s named executive officers for the fiscal years ended December 31, 2016 and 2015.

Name and principal position	Year	Salary		Equity awards(1)		Bonus		All other compensation		Total
Lishan Aklog, M.D.	2016	$295,000	(4)	$367,779	(6)	$124,583	(2)(8)	$240,000	(3)	$1,027,362
Chairman & Chief Executive Officer	2015	$49,167		$—		$—		$2,924	(9)	$52,091
Richard F. Fitzgerald	2016	$275,000	(5)	$164,938	(6)	$—	(8)	$22,000	(7)	$461,938
Former Chief Financial Officer	2015	$51,562	(5)	$—		$—		$7,860	(10)	$59,422
Michael J. Glennon	2016	$—		$367,779	(6)	$—		$—	(12)	$367,779
Vice Chairman	2015	$—		$—		$—		$—		$—
Brian J. deGuzman	2016	$192,500	(11)	$367,779	(6)	$—	(8)	$—		$560,279
Chief Medical Officer	2015	$—		$—		$—		$—		$—

(1)	The amounts reported in the “Equity awards” column reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. During 2015, the Company did not issue any stock options to its executive officers. However, during 2016, the Company issued stock options to its executive officers upon consummation of the initial public offering, on April 28, 2016. The assumptions made in valuing the stock option awards reported in this column are discussed in the Company’s audited financial statements in the Annual Report, including in Note 2, Summary of Significant Accounting Policies – Stock Based Compensation, and Note 11, Stock Based Compensation.

(2)	Pursuant to Dr. Aklog’s Employment Agreement, Dr. Aklog was to be paid a guaranteed bonus equal to 50% of his base compensation beginning on January 1, 2016. The Company and Dr. Aklog agreed the $124,583 bonus due on January 1, 2016 for services rendered in 2015 would only be payable only upon consummation of the Company’s initial public offering. The initial public offering closed on April 28, 2016 and the $124,583 bonus was paid on May 10, 2016. Effective December 31, 2016, Dr. Aklog permanently waived his right to receive $147,500 in bonus compensation under his Employment Agreement for services rendered in 2016.

(3)	Pursuant to Dr. Aklog’s Employment Agreement, Dr. Aklog was to be paid an annualized base salary of $240,000 but the salary was only payable upon the completion of the Company’s initial public offering. Compensation payable to Dr. Aklog upon consummation of the initial public offering was $240,000 with $200,000 applicable to 2015 and $40,000 applicable to 2014. This contingent compensation was paid on May 10, 2016 following the completion of the Company’s IPO on April 28, 2016.

(4)	Pursuant to Dr. Aklog’s Employment Agreement, as amended, Dr. Aklog’s annualized base salary was increased from $240,000 to $295,000, effective as of November 1, 2015, and the Company commenced paying such salary as of that date.

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(5)	Mr. Fitzgerald joined the Company on October 26, 2015. Pursuant to his Employment Agreement, Mr. Fitzgerald’s annualized base salary for 2016 and 2015 was $275,000.

(6)	The Company issued Dr. Aklog a stock option to purchase 278,726 shares of common stock upon consummation of its initial public offering on April 28, 2016. The Company also issued to each of Mr. Glennon, Dr. deGuzman and Mr. Fitzgerald options to purchase 278,726 shares, 278,726 shares and 125,000 shares of common stock on April 28, 2016. These options were issued with an exercise price of $5.00 per share. The amounts represent the full grant date fair value of the option grant, calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officer. The assumptions made in valuing the option awards reported in this column are discussed in the Company’s audited financial statements in the Annual Report, including in Note 2, Summary of Significant Accounting Policies – Stock Based Compensation, and Note 11, Stock Based Compensation. There were no options granted or outstanding during 2015.

(7)	The Company was obligated under the employment agreement with Mr. Fitzgerald to provide a temporary living allowance of $2,200 per month through October 31, 2016.

(8)	The Company’s executive officers are eligible for incentive compensation under employment agreements. Specifically, Dr. Aklog has a guaranteed bonus of 50% of his base salary beginning on January 1, 2016, Mr. Fitzgerald is eligible to receive a bonus incentive of up to 35% of his base salary beginning on January 1, 2017 and Dr. deGuzman is eligible to receive a bonus incentive of up to 40% of his base salary beginning on July 1, 2016. No incentive compensation was earned or awarded during 2016 and 2015 by Dr. deGuzman or Mr. Fitzgerald and Dr. Aklog permanently waived his rights to receive $147,500 of guaranteed bonus compensation under his employment agreement for the year ended December 31, 2016.

(9)	The Company funded $2,924 of health insurance premiums for Dr. Aklog.

(10)	Mr. Fitzgerald received a temporary living allowance of $2,200 per month during November and December 2015 and the Company also funded $3,460 of health insurance premiums for him.

(11)	Pursuant to Dr. deGuzman’s Employment Agreement, his annualized base salary is $285,000, effective as of July 1, 2016, and the Company commenced paying such salary as of that date. Under his Employment Agreement, Dr. deGuzman was also entitled to an initial bonus of $50,000, for services prior to the effective date of his Employment Agreement.

(12)	On October 12, 2016, the Company and Mr. Glennon entered into a Consulting Agreement entitling Mr. Glennon to receive an initial payment of $37,500 and monthly consulting fees of $12,500. No payments were made under the Consulting Agreement during 2016 and effective December 31, 2016, Mr. Glennon permanently waived his right to receive $75,000 of compensation due under the agreement for services rendered in 2016.

Although the Company does not have a formal policy with respect to the grant of equity incentive awards to its named executive officers, or any formal equity ownership guidelines applicable to them, the Company believes equity grants provide its executives with a strong link to the Company’s long-term performance, create an ownership culture and help to align the interests of the Company’s executives and its stockholders. In addition, the Board and the compensation committee periodically review the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive awards to them in the form of stock options or other equity awards.

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Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding the outstanding stock options held by the Company’s named executive officers at December 31, 2016:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Lishan Aklog, M.D.	61,939	216,787	$5.00	April 27, 2026
Michael Glennon	61,939	216,787	$5.00	April 27, 2026
Brian deGuzman, M.D.	61,939	216,787	$5.00	April 27, 2026
Richard F. Fitzgerald	27,778	97,222	$5.00	April 27, 2026

401(k) Retirement Plan

The Company maintains a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of the Company’s employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $18,000 in 2016, and have the amount of the reduction contributed to the 401(k) plan. Participants who are at least 50 years old also can make “catchup” contributions, which in 2016 may be up to an additional $6,000 above the statutory limit. The Company has the option to make discretionary matching contributions. During the year ended December 31, 2016, the Company did not elect to make any discretionary matching contributions to the plan.

Employment and Executive Consulting Agreements

Employment Agreements

Lishan Aklog

Effective November 1, 2014, the Company entered into an employment agreement with Dr Aklog pursuant to which he serves as the Company’s Chief Executive Officer (“CEO”) (the “CEO Employment Agreement”), for a five-year term with an initial base salary of $240,000 per year, from November 1, 2014 to October 31, 2015. The base salary of $240,000 from November 1, 2014 to October 31, 2015, along with a $124,583 bonus payment, was payable to Dr. Aklog only upon and subject to the consummation of the Company’s initial public offering. In May 2016, as a result of the closing of the initial public offering on April 28, 2016, the $364,583 of salary and bonus was paid to Dr. Aklog. Effective November 1, 2015, the base salary was increased to $295,000 per year. The CEO Employment Agreement provides for a guaranteed bonus equal to 50% of base salary, beginning on January 1 of each year effective January 1, 2016. Additionally, the CEO will also be eligible to earn discretionary annual performance bonuses upon meeting certain objectives as determined by the Board. Effective as of December 31, 2016, Dr. Aklog agreed to waive his right to the guaranteed bonus for the year ended December 31, 2016.

Upon termination of employment, unless terminated by the Company without “cause” or by Dr. Aklog with “good reason” (as such terms are defined in the employment agreement), Dr. Aklog will be entitled only to his base salary through the date of termination, valid expense reimbursements and unused vacation pay. If terminated by the Company without “cause” or by Dr. Aklog with “good reason,” he is entitled to be paid his base salary through the end of the term at the rate of 150%, valid expense reimbursements and accrued but unused vacation pay.

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Dr. Aklog’s employment agreement contains provisions for the protection of the Company’s intellectual property and contains non-compete restrictions in the event of his termination other than by the Company without “cause” or by Dr. Aklog with “good reason” (generally imposing restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers for a period of six months following termination). Pursuant to the agreement, Dr. Aklog may serve as a consultant to, or on boards of directors of, or in any other capacity to other companies provided they will not interfere with the performance of his duties to the Company.

Pursuant to the NSPA, effective with the first bi-monthly payroll in July 2017, Dr. Aklog agreed to defer all his salary in excess of $4,200 until the earlier to occur of (1) the date that FDA 510(k) clearance for the Company’s PortIO product is obtained or (2) the aggregate principal balance of all outstanding promissory notes issued pursuant to the NSPA is repaid in full. The deferred amount will be paid upon clearance, if clearance occurs on or before December 31, 2017, and otherwise upon repayment in full of the notes.

Dennis M. McGrath

On March 20, 2017, the Company entered into an employment agreement with Mr. McGrath, which provides for him to serve as the Company’s Executive Vice President and Chief Financial Officer. The employment agreement is for a two-year term. Mr. McGrath will receive a base salary of $285,000 per year and will be eligible to earn annual performance bonuses with a target of 50% of his then current base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the Company’s compensation committee. The Company also will reimburse him for up to $2,250 per month to cover temporary housing and travel expenses for up to 12 months. In addition, the Company granted Mr. McGrath an option to purchase up to 250,000 shares of common stock, at an exercise price of $5.95 per share. The option vests in 12 equal quarterly installments on the last day of each fiscal quarter, commencing on June 30, 2017.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. McGrath is entitled to receive his base salary through the date of termination and for a period of six months thereafter (or until the end of the term, if earlier), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for six months if he elects continued coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. McGrath will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay.

Mr. McGrath’s employment agreement contains provisions protecting the Company’s intellectual property and contains provisions restricting his ability to compete with the Company during his employment and for a period of two years thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers for a period of six months following termination, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.”

Brian deGuzman

Effective July 1, 2016, the Company entered into a five-year employment agreement with Dr. Brian deGuzman, pursuant to which he serves as the Company’s Chief Medical Officer. The employment agreement provides for Dr. deGuzman to receive a base salary of $285,000 per year, plus an initial payment of $50,000. Dr. deGuzman will be eligible to earn discretionary annual performance bonuses upon meeting certain objectives as determined by the Board.

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Upon termination of employment, unless terminated by the Company without “cause” or by Dr. deGuzman with “good reason” (as such terms are defined in the employment agreement), Dr. deGuzman will be entitled only to his base salary through the date of termination, valid expense reimbursements and unused vacation pay. If terminated by the Company without “cause” or by Dr. deGuzman with “good reason,” he is entitled to be paid his base salary through the end of the term at the rate of 100%, valid expense reimbursements and accrued but unused vacation pay.

Dr. deGuzman’s employment agreement contains provisions for the protection of the Company’s intellectual property and contains non-compete restrictions in the event of his termination other than by the Company without “cause” or by Dr. deGuzman with “good reason” (generally imposing restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers for a period of six months following termination). Pursuant to the agreement, Dr. deGuzman may serve as a consultant to, or on boards of directors of, or in any other capacity to other companies provided that they will not interfere with the performance of his duties to the Company.

Richard F. Fitzgerald

Effective as of October 8, 2015, the Company entered into an employment agreement with Richard F. Fitzgerald, the Company’s former Chief Financial Officer. The employment agreement was for a two-year term. Pursuant to the agreement, Mr. Fitzgerald received a base salary of $275,000 per year and was eligible to earn annual performance bonuses meeting certain objectives as determined by the Board. Under the terms of his employment agreement, Mr. Fitzgerald was granted an option to purchase 125,000 shares of the Company’s common stock with an exercise price equal to $5.00 per share on April 28, 2016, upon closing of the Company’s IPO. The Company also agreed to reimburse him for up to $2,200 per month to cover temporary housing and travel expenses for up to 12 months and to reimburse him for certain additional relocation expenses to be mutually agreed upon between the Company and him. The Company’s obligation to provide Mr. Fitzgerald payments for temporary housing and travel allowance under the terms of his employment agreement ceased on October 31, 2016.

On March 20, 2017, Mr. Fitzgerald resigned as the Company’s Chief Financial Officer and the Company entered into a separation agreement with him. Mr. Fitzgerald remained a full-time employee through March 31, 2017. Pursuant to the separation agreement, Mr. Fitzgerald executed a general release and waiver in the Company’s favor. In consideration of the release, (i) the Company entered into a consulting agreement with Mr. Fitzgerald, providing for his engagement as an advisor for April, May and June 2017 at a fee of $10,000 per month, (ii) the Company made a single payment of $2,200 to Mr. Fitzgerald for temporary housing and travel expenses, (iii) the Company entered into an amendment to the stock option agreement for the above-referenced option, providing for the stock option to continue to vest until June 30, 2017 and to remain exercisable as to the vested portion until April 28, 2019, and (iv) the Company provided continued health insurance coverage for Mr. Fitzgerald, at the Company’s expense, until June 30, 2017. The separation agreement includes provisions protecting the Company’s confidential information and restricting Mr. Fitzgerald’s ability, for a period of two years after his resignation, to hire any of the Company’s employees or solicit or interfere with the Company’s customers or other parties with whom the Company has a contractual relationship.

Potential Payments Upon Termination

As indicated above, each of Dr. Aklog, Dr. deGuzman and Mr. McGrath is entitled to severance payments if his employment is terminated under specified circumstances. If the Company terminates either of their employment without cause, or if such executive officer terminates his employment with the Company for good reason, each as defined in his employment agreement, such executive officer is entitled to severance compensation as follows: Dr. Aklog will receive 150% of his base salary at the time of termination from the initial date of his termination through the full term of his agreement (December 31, 2019); Dr. deGuzman will receive 100% of his base salary at the time of termination from the initial date of his termination through the full term of his agreement (June 30, 2021) and Mr. McGrath will receive 100% of his base salary at the time of termination from the initial date of his termination through six months thereafter.

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To the extent any severance or other compensation payment to any of the Company’s executive officers pursuant to an employment agreement or any other agreement constitutes an “excess parachute payment” within the meaning of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then such executive officer will receive the full amount of such severance and other payments, or a reduced amount intended to avoid the application of Sections 280G and 4999, whichever provides the executive with the highest amount on an after-tax basis.

Michael Glennon Consulting Agreement

Effective October 1, 2016, the Company and Michael Glennon, Vice Chairman and member of the Board, entered into a consulting agreement (the “Glennon Consulting Agreement”). As compensation for his services, Mr. Glennon would have received a monthly retainer of $12,500 and an initial payment of $37,500 upon execution of the Consulting Agreement. As of December 31, 2016, Mr. Glennon waived his right to compensation under the consulting agreement for the year ended December 31, 2016 and, effective as of March 31, 2017, Mr. Glennon waived his right to compensation under the consulting agreement for the period from January 1, 2017 through June 30, 2017. Effective as of June 30, 2017, Mr. Glennon and the Company agreed to terminate the consulting agreement, and that the Company will not owe any further amounts to him pursuant to the consulting agreement and that any accrued amounts shall be forgiven. Mr. Glennon remains as the Company’s Vice Chairman.

Management Services and Consulting Agreements

The Company entered into a management services agreement with HCP/Advisors LLC, an affiliate of Ira Greenspan, one of the Company’s directors, effective as of October 27, 2015. Pursuant to the agreement with HCP/Advisors LLC, such entity has agreed to provide the Company with certain management services, including without limitation services to support the Company’s executive officers in identifying potential corporate opportunities, general business development, corporate development, corporate governance, marketing strategy, including preparing and/or reviewing Company presentations, strategic development and planning, coordination with service providers and other advisory services as may be mutually agreed upon. The Company has agreed to pay HCP/Advisors LLC an initial monthly fee of $35,000 commencing as of November 1, 2015 and thereafter a monthly fee of $25,000. The agreement is for a term of three years; provided that either party may terminate the agreement prior to the expiration of the term if the other party materially breaches the terms of the agreement and such breach has not been cured within 30 days of notice of the same. Additionally, the Company has the right to terminate the agreement if HCP/Advisors LLC commits any fraud or dishonest action in its relations with the Company or any of its subsidiaries or affiliates. The Company also has the right to terminate the agreement for any reason prior to the expiration of the term upon not less than 90 days advance written notice. If HCP/Advisors LLC terminates the agreement because of the Company’s material breach which is not thereafter cured or the Company terminates the agreement for any reason other than HCP’s material breach, the Company will be required to pay HCP/Advisors LLC all amounts due under the agreement for the remainder of the term within 30 days of termination. In all other cases, the Company will just be obligated to pay HCP/Advisors LLC the amounts owed through the date of termination.

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SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended December 31, 2016, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, except that Lishan Aklog filed four late Forms 4: a Form 4 filed on September 1, 2016 included two transactions that were not timely reported (purchase of 400 shares of common stock on August 26, 2016 and 200 warrants on August 25, 2016); a Form 4 filed on September 16, 2016 included four transactions that were not timely reported (purchases of 500 shares of common stock and 300 warrants on September 1, 2016 and 800 shares of common stock and 800 warrants on September 13, 2016); a Form 4 filed on September 19, 2016 included one transaction that was not timely reported (a purchase of 100 warrants on August 23, 2016); and a Form 4 filed on December 2, 2016 included two transactions that were not timely reported (purchases of 1,000 shares of common stock on November 23, 2016 and 1,777 shares of common stock on November 29, 2016).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of August 18, 2017 by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group

.

The beneficial ownership of each person was calculated based on 13,331,211 shares of the Company’s common stock outstanding as of August 18, 2017. Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Lishan Aklog, M.D.	17,150,094	(2)(3)	78.0%
Ira Scott Greenspan	12,322,506	(3)(4)	62.7%
Joshua R. Lamstein	213,604	(5)	1.6%
Dennis M. McGrath	41,670	(6)	*
Michael J. Glennon	131,620	(7)	1.0%
Brian J. deGuzman, M.D.	131,620	(7)	1.0%
Ronald M. Sparks	46,068	(8)	*
James L. Cox, M.D.	46,068	(8)	*
David Weild IV	46,068	(8)	*
David S. Battleman	3,337	(9)	*
HCFP/Capital Partners III LLC	11,427,758	(10)	60.0%
Pavilion Venture Partners LLC	4,741,064	(11)	30.5%
All directors and executive officers as a group (ten individuals)	17,940,857		79.3%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is One Grand Central Place, 60 East 42nd Street, Suite 4600, New York, New York 10165.

(2)	Includes 2,520,532 shares and 2,220,532 warrants held by Pavilion Venture Partners, of which Dr. Aklog is a member and sole manager. Accordingly, Dr. Aklog is deemed to have voting and dispositive power over the shares held by this entity. Notwithstanding, Dr. Aklog disclaims beneficial ownership of shares held by this entity, except to the extent of his proportionate pecuniary interest therein. Additionally, includes 39,877 shares and 45,150 warrants held directly by Dr. Aklog, 585 shares held by Dr. Aklog's children, and 131,620 shares of common stock issuable upon the exercise of stock options granted to Dr. Aklog that may be exercised within 60 days of August 18, 2017. Subsequent to August 18, 2017, through August 24, 2017, Dr. Aklog purchased an additional 18,100 shares of common stock.

(3)	Includes 5,713,879 shares and 5,713,879 warrants held by HCFP/Capital Partners III, of which Dr. Aklog and Mr. Greenspan are members and co-managers, and share joint voting and dispositive power over the shares held by this entity, and 232,020 shares and 532,020 warrants held by other entities for which Dr. Aklog and Mr. Greenspan share joint voting and dispositive power over the shares held by these entities. Notwithstanding, Dr. Aklog and Mr. Greenspan disclaim beneficial ownership of shares held by these entities, except to the extent of their proportionate pecuniary interest therein.

(4)	Includes 28,465 shares and 28,303 warrants held directly by Mr. Greenspan, 20,904 shares and 6,968 warrants held by Mr. Greenspan’s son and 46,068 shares of common stock issuable upon the exercise of stock options granted to Mr. Greenspan that may be exercised within 60 days of August 18, 2017.

(5)	Includes 83,618 shares and 83,618 warrants held directly by Mr. Lamstein, 200 shares and 100 warrants held by Mr. Lamstein’s children, and 46,068 shares of common stock issuable upon the exercise of stock options granted to Mr. Lamstein that may be exercised within 60 days of August 18, 2017. Does not include shares held by HCFP/Capital Partners III, of which Mr. Lamstein is a member.

(6)	Includes 41,670 shares of common stock issuable upon the exercise of stock options granted to Mr. McGrath that may be exercised within 60 days of August 18, 2017. Subsequent to August 18, 2017, through August 24, 2017, Mr. McGrath purchased an additional 12,000 shares of common stock.

(7)	Includes 131,620 shares of common stock issuable upon the exercise of stock options granted to each of Mr. Glennon and Dr. deGuzman that may be exercised within 60 days of August 18, 2017. Does not include shares held by Pavilion Venture Partners or HCFP/Capital Partners III, of which Mr. Glennon and Dr. deGuzman or their affiliates are members.

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(8)	Includes 46,068 shares of common stock issuable upon the exercise of stock options granted to each of Mr. Sparks, Dr. Cox, and Mr. Weild that may be exercised within 60 days of August 18, 2017.

(9)	Includes 3,337 shares of common stock issuable upon the exercise of stock options granted to Dr. Battleman that may be exercised within 60 days of August 18, 2017.

(10)	Includes 5,713,879 shares and 5,713,879 warrants.

(11)	Includes 2,520,532 shares and 2,220,532 warrants.

Equity Compensation Plans

As of December 31, 2016, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,382,459	$5.16	568,622	(1)
Equity compensation plans not approved by security holders(2)	250,854	$5.00	—
Total	1,633,313	$5.14	568,622

(1)	Represents shares of common stock available for issuance under the 2014 Plan prior to the amendment described herein.
(2)	Represents 83,618 options each issued to Drs. Aklog and deGuzman and Mr. Glennon on April 28, 2016 which were in excess of the annual grant limit of 195,108 shares within the 2014 Plan.

After December 31, 2016 and through August 18, 2017, 365,000 stock options were granted, with a weighted average exercise price of $5.36 per share, including (i) 115,000 stock options with a weighted average exercise price of $4.08 per share, granted under the 2014 Plan, and (ii) 250,000 stock options with a weighted average exercise price of $5.95 per share, granted to the Company’s new Chief Financial Officer outside the 2014 Stock Plan without stockholder approval, in connection with his hiring on March 20, 2017. Additionally, 76,389 stock options under the 2014 Stock Plan were forfeited, with a weighted exercise price of $5.00 per share.

At August 18, 2017, a total of 1,921,924 stock options were outstanding, with a weighted average exercise price of $5.19 per share, including 1,421,070 stock options with a weighted average exercise price of $5.09 per share granted under the 2014 Stock Plan, and 500,854 stock options with a weighted average exercise price of $5.47 per share granted outside of the 2014 Stock Plan without stockholder approval.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following is a description of transactions since January 1, 2014 to which the Company has been a party, and in which any of the Company’s directors, executive officers and holders of more than 5% of the Company’s voting securities and affiliates of the Company’s directors, executive officers and holders of more than 5% of the Company’s voting securities, had or will have a direct or indirect material interest. The Company believes all of the transactions described below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

Compensation arrangements for the Company’s directors and named executive officers are described elsewhere in this proxy statement.

In June 2014 in connection with the Company’s organization, the Company issued (i) 5,658,134 shares of common stock for proceeds of $2,030, and warrants to purchase an additional 6,097,127 shares of common stock, at an exercise price of  $0.90 per share for proceeds of $218.75, for an aggregate purchase price and total consideration of $2,248.75, to HCFP/Capital Partners III LLC, an affiliate of Drs. Aklog and deGuzman and Messrs. Glennon, Greenspan and Lamstein, and (ii) 2,424,915 shares of common stock for proceeds of $870.00, and warrants to purchase an additional 2,613,054 shares of common stock, at an exercise price of $0.90 per share, for proceeds of $93.75, for an aggregate purchase price and total consideration of  $963.75, to Pavilion Venture Partners LLC, an affiliate of Drs. Aklog and deGuzman and Mr. Glennon.

In July 2014, the Company issued 418,089 units, each consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $0.90, for $75,000 in cash, or a purchase price of  $0.18 per unit, of which 13,936 of such units were sold to Robert M. Greenspan, who is the son of Ira Scott Greenspan, one of the Company’s directors. The table below sets forth the number of such units sold to the Company’s directors, executive officers or holders of more than 5% of the Company’s capital stock:

Name	Number of Shares of Common Stock included in Units	Number of Warrants included in Units	Relationship to the Company
HCFP/Capital Partners III LLC	55,745	55,745	Affiliate of Drs. Aklog and deGuzman and Messrs. Glennon, Greenspan and Lamstein
Pavilion Venture Partners LLC	83,618	83,618	Affiliate of Drs. Aklog and deGuzman and Mr. Glennon
Ira Scott Greenspan	27,873	27,873	Senior Advisor and Director
Joshua R. Lamstein	83,617	83,617	Director

In October 2014, HCFP/Capital Partners III and Pavilion Venture Partners contributed an aggregate of 438,993 and 188,140 warrants, respectively, to the capital of the Company for no consideration.

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In November 2014, the Company issued 2,355,233 units, each consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of  $0.90, for $845,000 in cash, or a purchase price of  $0.36 per unit, of which 139,363 units were sold to Matthew J. Glennon, who is the brother of Michael Glennon, one of the Company’s directors.

In September 2015, warrants to purchase 1,393,629 shares were exercised by the holders generating an aggregate of $1.25 million of proceeds to the Company, including warrants to purchase 6,968 shares exercised by Robert M. Greenspan. Thereafter, the Company effectuated the forward stock split by way of a stock dividend as described above resulting in there being 12,250,000 common shares outstanding.

Pursuant to their terms, each outstanding warrant not exercised prior to the closing of the Company’s initial public offering was automatically converted into a warrant with the same terms as the warrants offered in the initial public offering.

In September 2014, the Company entered into an option agreement with Pavilion Holdings Group LLC, an affiliate of Pavilion Venture Partners LLC which is an affiliate of Dr. Aklog, pursuant to which the Company had the option to acquire all right, title and interest in and to a certain patent related to a medical infusion device for an aggregate of $10,000 at any time until September 2015. The Company exercised this option in September 2015 and the Company now owns this patent along with associated patent applications.

On November 17, 2015, the Company entered into a management services agreement with HCP/Advisors, LLC, an affiliate of a director of the Company, effective as of October 27, 2015. Pursuant to the HCP/Advisors LLC agreement, such entity has agreed to provide the Company with certain management services, including without limitation identifying potential corporate opportunities, general business development, corporate development, corporate governance, marketing strategy, strategic development and planning, coordination with service providers, and other advisory services as may be mutually agreed upon. The Company has agreed to pay HCP/Advisors LLC an initial monthly fee of $35,000 commencing as of November 1, 2015, and thereafter, a monthly fee of $25,000 through October 31, 2018. The Company incurred expense of $300,000 in the year ended December 31, 2016 under the HCP/Advisors LLC agreement.

Effective September 2016, the Company entered into a consulting agreement with HCFP /Strategy Advisors LLC, an affiliate of certain directors and officers of the Company (the “HCFP Strategic Advisory Agreement”). Under the HCFP Strategic Advisory Agreement, HCFP /Strategy Advisors has been engaged for an initial term of five months to provide various strategic advisory services, including: to provide strategic business planning, to identify and assist with potential sources of financing arrangements, to promote the Company to various potential investors, and to provide strategic advisory services as reasonably requested by the Company. The HCFP Strategic Advisory Agreement provided for an initial total fee of $110,000, with $30,000 paid upon execution of the agreement and four payments of $20,000 per month from October 2016 to January 2017. Subsequently, on February 17, 2017 the Company and HCFP /Strategy Advisors LLC executed an extension of the HCFP Strategic Advisory Agreement, effective as of February 15, 2017, extending the services through May 14, 2017 and obligating the Company to fund three payments of $20,000 per month from February 2017 to April 2017. The Company incurred expense of $100,000 in the year ended December 31, 2016 under the HCFP Strategic Advisory Agreement. The agreement expired on May 14, 2017 and has not been renewed.

Effective September 2016, the Company also entered into a consulting agreement with Swartwood Hesse, Inc., an affiliate of HCFP /Strategy Advisors (which, as noted above, is an affiliate of certain directors and officers of the Company) (the “Swartwood Hesse Financial Advisory Agreement”). Under the Swartwood Hesse Financial Advisory Agreement, Swartwood Hesse Inc. has been engaged for an initial term of five months to provide advisory services regarding potential financing arrangements, to assist the Company with its investors relations, and to provide other financial advisory services as reasonably requested by the Company. The Swartwood Hesse Financial Advisory Agreement provides for total fee payments to Swartwood Hesse of $15,000, which was paid upon execution of the agreement. The Company may incur additional fees for investment banking services under a separate written agreement to be executed between the Company and Swartwood Hesse, Inc. The Company incurred expense of $15,000 in the year ended December 31, 2016 under the Swartwood Hesse Financial Advisory Agreement.

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In January 2017, the Company entered into a placement agent agreement with Xzerta Trading LLC d/b/a HCFP/Capital Markets (“HCFP/Capital Markets”), an affiliate of certain directors and officers of the Company, wherein HCFP/Capital Markets was engaged to be the Company’s exclusive placement agent in an offering of securities, including the Series A Preferred Stock Units private placement transaction. (See the financial statements in the Annual Report, including Note 14, Subsequent Events, for a discussion of the Series A Preferred Stock Units private placement transaction.) Under the placement agent agreement, HCFP/Capital Markets is to be paid a fee of 7.0% of the gross proceeds realized in the securities offering, plus reimbursement of certain out-of-pocket costs. The term of the placement agent agreement is from the January 2017 execution date to the later of June 30, 2017, or the completion or termination of any other potential transactions in conjunction with the Series A Preferred Stock Units private placement transaction. Under the placement agent agreement, the Company incurred $177,576 of fees payable to HCFP/Capital Markets in connection with the placement of the Series A Preferred Stock Units in the six months ended June 30, 2017.

Effective November 2016, the Company entered into a consulting agreement with Patrick Glennon, who is the brother of Michael J. Glennon, the Company’s Vice Chairman and a member of the Board. Under the terms of the consulting agreement, Patrick Glennon will provide consulting support and advice with respect to the development and commercialization of resorbable ear tubes. The sole compensation for such services is the issuance of 20,000 stock options on November 28, 2016, with an exercise price of $9.50 per share, and vesting ratably on a quarterly basis commencing December 31, 2016 through September 30, 2019.

The Company will reimburse its founders and members of the Company’s management team and their affiliates for any reasonable out-of-pocket business expenses incurred by them in connection with activities on the Company’s behalf. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by the Company, which will be reviewed only by the Board or a court of competent jurisdiction if such reimbursement is challenged.

All ongoing and future transactions between the Company and any of its officers and directors or their respective affiliates will be on terms believed by the Company to be no less favorable to it than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of the Company’s uninterested “independent” directors (to the extent the Company has any) or the members of the Board who do not have an interest in the transaction, in either case who had access, at the Company’s expense, to the Company’s attorneys or independent legal counsel. The Company will not enter into any such transaction unless its disinterested “independent” directors (or, if there are no “independent” directors, its disinterested directors) determine that the terms of such transaction are no less favorable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

Related Person Policy

The Company’s Code of Ethics requires that the Company avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board. Related party transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of  $120,000 or one percent of the average of the Company’s total assets in any calendar year, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the Board with all material information concerning the transaction. Additionally, the Company requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

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DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2018 annual meeting of stockholders on October 31, 2018. A proposal that a stockholder intends to present at the 2018 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than April 25, 2018. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2018 annual meeting of stockholders, this notice must be received no earlier than August 2, 2018 and no later than September 1, 2018. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

Dated August 30, 2017

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ANNEX A

PAXmed Inc.

Amended and Restated 2014 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the PAXmed Inc. 2014 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(f) “Company” means PAXmed Inc., a corporation organized under the laws of the State of Delaware.

(g) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h) “Effective Date” means the date determined pursuant to Section 11.1.

(i) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”) or is traded on the OTC Bulletin Board (“OTC”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or OTC, as the case may be; (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) above, such price as the Committee shall determine, in good faith.

(j) “Holder” means a person who has received an award under the Plan.

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(k) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n) “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p) “Plan” means the PAXmed Inc. 2014 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(q) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

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Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 195,108 Shares (as defined below) in the aggregate.

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2.3. Interpretation of Plan.

(a) Committee Authority .Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. Subject to Section 7.1(d), the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 2,951,081 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

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Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

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(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

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(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

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Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

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(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

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Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions. The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

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Section 11. Term of Plan.

11.1. Effective Date.The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

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(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

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12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.

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Fitch Proof 90208 Pavmed Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PAVMED INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 3, 2017.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED HEREIN AND "FOR" PROPOSALS 2 AND 3, AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this ☒

1. Election of Class A Directors
   (1) Ronald M. Sparks
   (2) David S. Battleman, M.D.

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Approval of an amendment to the Company's 2014 Long-Term Incentive Plan to increase the total number of shares available thereunder to 2,951,081 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Ratification of the appointment of independent registered public accounting firm.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED HEREIN AND "FOR" PROPOSALS 2 AND 3.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2017**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

90208_REV1_Pavmed PROXY CARD.indd 1 8/21/17 9:29 AM

Fitch Proof 90208 Pavmed Proxy Card Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2017 Proxy Statement and the 2016 Annual Report to Stockholders are available at: http://www.cstproxy.com/pavmed/2017

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PAVMED INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of PAVmed, Inc. held of record by the undersigned at the close of business on August 18, 2017 at the Annual Meeting of Stockholders of PAVmed Inc. to be held on October 4, 2017, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEES FOR DIRECTORS LISTED HEREIN AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

90208_REV1_Pavmed PROXY CARD.indd 2 8/21/17 9:29 AM